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                                                                      EXHIBIT 24
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                                POWER OF ATTORNEY
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                  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors of The Lamson & Sessions Co., an Ohio corporation (the "Company"), hereby constitutes and appoints John B. Schulze and James J. Abel, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, to sign on his behalf as a director of the Company a Registration Statement pursuant to the Securities Act of 1933 on Form S-8 concerning certain Common Shares of the Company to be offered in connection with the Company's 1998 Incentive Equity Plan, and to sign any and all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory authority, granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or the substitutes may lawfully do or cause to be done by virtue thereof.

                  IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 19th day of August, 1998.



/s/ James T. Bartlett                       /s/ John C. Dannemiller
-----------------------------------         -----------------------------------
James T. Bartlett                           John C. Dannemiller
Director                                    Director


/s/ Francis H. Beam, Jr.                    /s/ George R. Hill
-----------------------------------         -----------------------------------
Francis H. Beam, Jr.                        George R. Hill
Director                                    Director


/s/ William H. Coquillette                  /s/ A. Malachi Mixon, III
-----------------------------------         -----------------------------------
William H. Coquillette                      A. Malachi Mixon, III
Director                                    Director


/s/ Martin J. Cleary                        /s/ John C. Morley
-----------------------------------         -----------------------------------
Martin J. Cleary                            John C. Morley
Director                                    Director



                             /s/ D. Van Skilling
                             -------------------------------
                             D. Van Skilling
                             Director